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Exhibit 99.2

Supplemental Financial Information
For the three and nine months ended September 30, 2014

 The Macerich Company

Supplemental Financial and Operating Information

Table of Contents

        All information included in this supplemental financial package is unaudited, unless otherwise indicated.

Page No.

Corporate Overview	1-3
Overview	1
Capital Information and Market Capitalization	2
Changes in Total Common and Equivalent Shares/Units	3
Financial Data	4-9
Unaudited Pro Rata Statement of Operations	5-6
Notes to Unaudited Pro Rata Statement of Operations	7
Unaudited Pro Rata Balance Sheet	8
2014 Guidance Range	9
Supplemental FFO Information	10
Capital Expenditures	11
Operational Data	12-27
Sales Per Square Foot	12
Sales Per Square Foot by Property Ranking	13-17
Occupancy	18
Average Base Rent Per Square Foot	19
Cost of Occupancy	20
Percentage of Net Operating Income by State	21
Property Listing	22-25
Joint Venture List	26-27
Debt Tables	28-30
Debt Summary	28
Outstanding Debt by Maturity Date	29-30
Development Pipeline	31-33
Corporate Information	34

        This Supplemental Financial Information should be read in connection with the Company's third quarter 2014 earnings announcement (included as Exhibit 99.1 of the Company's Current Report on 8-K, event date October 28, 2014) as certain disclosures, definitions and reconciliations in such announcement have not been included in this Supplemental Financial Information.

 The Macerich Company

Supplemental Financial and Operating Information

Overview

        The Macerich Company (the "Company") is involved in the acquisition, ownership, development, redevelopment, management and leasing of regional and community/power shopping centers located throughout the United States. The Company is the sole general partner of, and owns a majority of the ownership interests in, The Macerich Partnership, L.P., a Delaware limited partnership (the "Operating Partnership").

        As of September 30, 2014, the Operating Partnership owned or had an ownership interest in 53 regional shopping centers and nine community/power shopping centers aggregating approximately 57 million square feet of gross leasable area ("GLA"). These 62 centers are referred to hereinafter as the "Centers", unless the context requires otherwise.

        The Company is a self-administered and self-managed real estate investment trust ("REIT") and conducts all of its operations through the Operating Partnership and the Company's management companies (collectively, the "Management Companies").

        All references to the Company in this Exhibit include the Company, those entities owned or controlled by the Company and predecessors of the Company, unless the context indicates otherwise.

        This document contains information constituting forward-looking statements and includes expectations regarding the Company's future operational results as well as development, redevelopment and expansion activities. Stockholders are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks, uncertainties and other factors that may cause actual results, performance or achievements of the Company to vary materially from those anticipated, expected or projected. Such factors include, among others, general industry, economic and business conditions, which will, among other things, affect demand for retail space or retail goods, availability and creditworthiness of current and prospective tenants, anchor or tenant bankruptcies, closures, mergers or consolidations, lease rates, terms and payments, interest rate fluctuations, availability, terms and cost of financing, operating expenses, and competition; adverse changes in the real estate markets, including the liquidity of real estate investments; and risks of real estate development, redevelopment, and expansion, including availability, terms and cost of financing, construction delays, environmental and safety requirements, budget overruns, sunk costs and lease-up; the inability to obtain, or delays in obtaining, all necessary zoning, land-use, building, and occupancy and other required governmental permits and authorizations; and governmental actions and initiatives (including legislative and regulatory changes) as well as terrorist activities or other acts of violence which could adversely affect all of the above factors. Furthermore, occupancy rates and rents at a newly completed property may not be sufficient to make the property profitable. The reader is directed to the Company's various filings with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the year ended December 31, 2013, for a discussion of such risks and uncertainties, which discussion is incorporated herein by reference. The Company does not intend, and undertakes no obligation, to update any forward-looking information to reflect events or circumstances after the date of this document or to reflect the occurrence of unanticipated events unless required by law to do so.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Capital Information and Market Capitalization

	Period Ended
	9/30/2014	12/31/2013	12/31/2012
	dollars in thousands, except per share data
Closing common stock price per share	$63.83	$58.89	$58.30
52 week high	$68.81	$72.19	$62.83
52 week low	$55.13	$55.13	$49.67
Shares outstanding at end of period
Class A non-participating convertible preferred units	184,304	184,304	184,304
Common shares and partnership units	151,031,085	150,673,110	147,601,848

Total common and equivalent shares/units outstanding	151,215,389	150,857,414	147,786,152

Portfolio capitalization data
Total portfolio debt, including joint ventures at pro rata	$6,330,011	$6,037,219	$6,620,507
Equity market capitalization	9,652,078	8,883,993	8,615,933

Total market capitalization	$15,982,089	$14,921,212	$15,236,440

Leverage ratio(a)	39.6%	40.5%	43.5%

(a)
Debt as a percentage of total market capitalization.

Portfolio Capitalization at September 30, 2014

The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Changes in Total Common and Equivalent Shares/Units

	Partnership Units	Company Common Shares	Class A Non-Participating Convertible Preferred Units	Total Common and Equivalent Shares/ Units
Balance as of December 31, 2013	9,939,427	140,733,683	184,304	150,857,414
Conversion of partnership units to cash	(3,445)	—	—	(3,445)
Conversion of partnership units to common shares	(63,000)	63,000	—	—
Issuance of stock/partnership units from restricted stock issuance or other share- or unit-based plans	246,471	82,701	—	329,172

Balance as of March 31, 2014	10,119,453	140,879,384	184,304	151,183,141
Conversion of partnership units to cash	(285)	—	—	(285)
Conversion of partnership units to common shares	(8,333)	8,333	—	—
Issuance of stock/partnership units from restricted stock issuance or other share- or unit-based plans	—	19,703	—	19,703

Balance as of June 30, 2014	10,110,835	140,907,420	184,304	151,202,559

Conversion of partnership units to cash	(234)	—	—	(234)
Issuance of stock/partnership units from restricted stock issuance or other share- or unit-based plans	—	13,064	—	13,064

Balance as of September 30, 2014	10,110,601	140,920,484	184,304	151,215,389

        On the following pages, the Company presents its unaudited pro rata statement of operations and unaudited pro rata balance sheet reflecting the Company's proportionate ownership of each asset in its portfolio. The Company also reconciles net income attributable to the Company to funds from operations ("FFO") and FFO-diluted for the three and nine months ended September 30, 2014.

 THE MACERICH COMPANY

UNAUDITED PRO RATA STATEMENT OF OPERATIONS

(Dollars in thousands)

	For the Three Months Ended September 30, 2014
	Consolidated	Non- Controlling Interests(1)	Company's Consolidated Share	Company's Share of Joint Ventures(2)	Company's Total Share
Revenues:
Minimum rents	$150,395	$(9,821)	$140,574	$50,401	$190,975
Percentage rents	4,072	(398)	3,674	2,163	5,837
Tenant recoveries	90,059	(6,165)	83,894	24,570	108,464
Management Companies' revenues	8,352	—	8,352	—	8,352
Other income	10,614	(594)	10,020	5,565	15,585

Total revenues	263,492	(16,978)	246,514	82,699	329,213

Expenses:
Shopping center and operating expenses	85,352	(5,828)	79,524	28,220	107,744
Management Companies' operating expenses	21,508	—	21,508	—	21,508
REIT general and administrative expenses	5,339	—	5,339	—	5,339
Depreciation and amortization	89,741	(5,435)	84,306	20,999	105,305
Interest expense	47,803	(3,312)	44,491	16,152	60,643
Loss on extinguishment of debt, net	46	—	46	—	46

Total expenses	249,789	(14,575)	235,214	65,371	300,585
Equity in income of unconsolidated joint ventures	16,935	—	16,935	(16,935)	—
Co-venture expense	(2,144)	2,144	—	—	—
Income tax benefit	689	—	689	—	689
Gain (loss) on remeasurement, sale or write down of assets, net	9,561	—	9,561	(393)	9,168

Net income	38,744	(259)	38,485	—	38,485
Less net income attributable to noncontrolling interests	2,830	(259)	2,571	—	2,571

Net income attributable to the Company	$35,914	$—	$35,914	$—	$35,914

Reconciliation of net income attributable to the Company to FFO(3):
Net income attributable to the Company			$35,914	$—	$35,914
Equity in income of unconsolidated joint ventures			(16,935)	16,935	—
Adjustments to reconcile net income to FFO—basic and diluted:
Noncontrolling interests in the Operating Partnership			2,571	—	2,571
(Gain) loss on remeasurement, sale or write down of assets, net			(9,561)	393	(9,168)
Gain on sale of undepreciated assets, net			797	—	797
Depreciation and amortization of all property			84,306	20,999	105,305
Depreciation on personal property			(2,608)	(291)	(2,899)

Total FFO—Basic and diluted			$94,484	$38,036	$132,520

 THE MACERICH COMPANY

UNAUDITED PRO RATA STATEMENT OF OPERATIONS

(Dollars in thousands)

	For the Nine Months Ended September 30, 2014
	Consolidated	Non- Controlling Interests(1)	Company's Consolidated Share	Company's Share of Joint Ventures(2)	Company's Total Share
Revenues:
Minimum rents	$451,248	$(29,640)	$421,608	$146,930	$568,538
Percentage rents	9,295	(821)	8,474	5,103	13,577
Tenant recoveries	264,909	(18,162)	246,747	72,144	318,891
Management Companies' revenues	25,248	—	25,248	—	25,248
Other income	31,638	(1,845)	29,793	15,766	45,559

Total revenues	782,338	(50,468)	731,870	239,943	971,813

Expenses:
Shopping center and operating expenses	257,583	(17,603)	239,980	80,439	320,419
Management Companies' operating expenses	65,185	—	65,185	—	65,185
REIT general and administrative expenses	17,339	—	17,339	—	17,339
Depreciation and amortization	266,199	(16,281)	249,918	61,326	311,244
Interest expense	139,941	(8,808)	131,133	49,806	180,939
Loss on extinguishment of debt, net	405	—	405	—	405

Total expenses	746,652	(42,692)	703,960	191,571	895,531
Equity in income of unconsolidated joint ventures	44,607	—	44,607	(44,607)	—
Co-venture expense	(6,175)	6,175	—	—	—
Income tax benefit	3,759	—	3,759	—	3,759
Loss on remeasurement, sale or write down of assets, net	(1,504)	39	(1,465)	(3,765)	(5,230)

Net income	76,373	(1,562)	74,811	—	74,811
Less net income attributable to noncontrolling interests	6,552	(1,562)	4,990	—	4,990

Net income attributable to the Company	$69,821	$—	$69,821	$—	$69,821

Reconciliation of net income attributable to the Company to FFO(3):
Net income attributable to the Company			$69,821	$—	$69,821
Equity in income of unconsolidated joint ventures			(44,607)	44,607	—
Adjustments to reconcile net income to FFO—basic and diluted:
Noncontrolling interests in the Operating Partnership			4,990	—	4,990
Loss on remeasurement, sale or write down of assets, net			1,465	3,765	5,230
Gain on sale of undepreciated assets, net			919	—	919
Depreciation and amortization of all property			249,918	61,326	311,244
Depreciation on personal property			(7,575)	(723)	(8,298)

Total FFO—Basic and diluted			$274,931	$108,975	$383,906

 The Macerich Company

Notes to Unaudited Pro Rata Statement of Operations

(1)
This represents the non-owned portion of consolidated joint ventures.

(2)
This represents the Company's pro rata share of unconsolidated joint ventures.

(3)
The Company uses FFO in addition to net income to report its operating and financial results and considers FFO and FFO-diluted as supplemental measures for the real estate industry and a supplement to Generally Accepted Accounting Principles ("GAAP") measures. The National Association of Real Estate Investment Trusts ("NAREIT") defines FFO as net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from extraordinary items and sales of depreciated operating properties, plus real estate related depreciation and amortization, impairment write-downs of real estate and write-downs of investments in an affiliate where the write-downs have been driven by a decrease in the value of real estate held by the affiliate and after adjustments for unconsolidated joint ventures. Adjustments for unconsolidated joint ventures are calculated to reflect FFO on the same basis.

  FFO and FFO on a diluted basis are useful to investors in comparing operating and financial results between periods. This is especially true since FFO excludes real estate depreciation and amortization, as the Company believes real estate values fluctuate based on market conditions rather than depreciating in value ratably on a straight-line basis over time. The Company believes that such a presentation also provides investors with a more meaningful measure of its operating results in comparison to the operating results of other REITs. The Company believes FFO on a diluted basis is a measure investors find most useful in measuring the dilutive impact of outstanding convertible securities. The Company further believes that FFO does not represent cash flow from operations as defined by GAAP, should not be considered as an alternative to net income (loss) as defined by GAAP, and is not indicative of cash available to fund all cash flow needs. The Company also cautions that FFO, as presented, may not be comparable to similarly titled measures reported by other REITs.

  Management compensates for the limitations of FFO by providing investors with financial statements prepared according to GAAP, along with a detailed discussion of FFO and a reconciliation of FFO and FFO-diluted to net income attributable to the Company. Management believes that to further understand the Company's performance, FFO should be compared with the Company's reported net income and considered in addition to cash flows in accordance with GAAP, as presented in the Company's consolidated financial statements.

 THE MACERICH COMPANY

UNAUDITED PRO RATA BALANCE SHEET

(All Dollars in thousands)

	As of September 30, 2014
	Consolidated	Non- Controlling Interests(1)	Company's Consolidated Share	Company's Share of Joint Ventures(2)	Company's Total Share
ASSETS:
Property, net(3)	$7,570,636	$(481,898)	$7,088,738	$2,345,047	$9,433,785
Cash and cash equivalents	58,479	(11,163)	47,316	53,149	100,465
Restricted cash	14,121	(501)	13,620	6,029	19,649
Tenant and other receivables, net	107,968	(27,572)	80,396	32,769	113,165
Deferred charges and other assets, net	492,697	(12,176)	480,521	60,116	540,637
Loans to unconsolidated joint ventures	3,361	—	3,361	—	3,361
Due from affiliates	31,422	808	32,230	(3,162)	29,068
Investments in unconsolidated joint ventures	927,424	—	927,424	(927,424)	—

Total assets	$9,206,108	$(532,502)	$8,673,606	$1,566,524	$10,240,130

LIABILITIES AND EQUITY:
Mortgage notes payable	$4,384,238	$(297,638)	$4,086,600	$1,702,761	$5,789,361
Bank and other notes payable	546,301	(5,651)	540,650	—	540,650
Accounts payable and accrued expenses	89,659	(5,879)	83,780	38,407	122,187
Other accrued liabilities	317,515	(28,203)	289,312	79,029	368,341
Distributions in excess of investment in unconsolidated joint ventures	253,673	—	253,673	(253,673)	—
Co-venture obligation	75,669	(75,669)	—	—	—

Total liabilities	5,667,055	(413,040)	5,254,015	1,566,524	6,820,539

Commitments and contingencies
Equity:
Stockholders' equity:
Common stock	1,409	—	1,409	—	1,409
Additional paid-in capital	3,930,317	—	3,930,317	—	3,930,317
Accumulated deficit	(740,906)	—	(740,906)	—	(740,906)

Total stockholders' equity	3,190,820	—	3,190,820	—	3,190,820
Noncontrolling interests	348,233	(119,462)	228,771	—	228,771

Total equity	3,539,053	(119,462)	3,419,591	—	3,419,591

Total liabilities and equity	$9,206,108	$(532,502)	$8,673,606	$1,566,524	$10,240,130

(1)
This represents the non-owned portion of the consolidated joint ventures.

(2)
This represents the Company's pro rata share of unconsolidated joint ventures.

(3)
Includes construction in progress of $333,728 from the Company's consolidated share and $253,729 from its pro rata share of unconsolidated joint ventures.

 The Macerich Company

2014 Guidance Range (Unaudited)

The 2014 guidance range is being narrowed and increased as follows:

	Year 2014 Previously Issued Guidance(a)	Year 2014 Current Guidance		Year 2014 FFO per Share Impact of Change
Earnings Guidance:
Diluted Earnings Per Share	$ 0.98 - $ 1.08	$ 1.80 - $ 1.86
Plus: real estate depreciation and amortization	2.62 - 2.62	2.68 - 2.68
Less: gain on sale of dispositions	(0.10) - (0.10)	(0.91) - (0.91)

Diluted FFO Per Share	$ 3.50 - $ 3.60	$ 3.57 - $ 3.63

Underlying Assumptions:
Same Center NOI Growth(b)	3.75% - 4.25%	3.50% - 3.75%		$(0.02)
Lease Termination Income	$10 million	$10 million		—
Acquisitions	$0	$122 million	(c)	$0.02
Dispositions	$250 million	$361 million

Net Acquisitions/(Dispositions)	$250 million	$239 million

2013 dispositions dilutive impact in 2014	$(0.16)	$(0.16)
2014 dispositions dilutive impact in 2014	$(0.08)	$(0.05	)(d)	$0.03
Tax Benefit	$0.02	$0.03		$0.01
Other factors, net				$0.01

Total change				$0.05

Footnotes:

(a)
The last update was on July 23, 2014 in connection with the release of 2Q14 results.

(b)
Excludes straight-line rents and above/below market adjustments to minimum rents (FAS 141). Includes lease termination income.

(c)
Reflects the June 4, 2014 joint venture partner buyout at Cascade Mall ($15 million) and the July 30, 2014 joint venture investment in The Gallery ($107 million). The Gallery is net of acquisiton costs of $.01 per share expensed in the third quarter of 2014.

(d)
Dilution is expected to be lower than previously issued guidance due to the timing of the 2014 dispositions.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Supplemental FFO Information(a)

	As of September 30,
	2014	2013
	dollars in millions
Straight line rent receivable	$74.2	$69.8

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2014	2013	2014	2013
	dollars in millions
Lease termination fees	$2.2	$2.3	$5.0	$4.4
Straight line rental income	$2.7	$2.5	$5.5	$5.9
Gain on sales of undepreciated assets	$0.8	$—	$0.9	$2.7
Amortization of acquired above- and below-market leases	$3.3	$2.1	$6.7	$6.4
Amortization of debt premiums	$1.3	$1.1	$3.8	$5.7
Interest capitalized	$6.8	$5.0	$17.7	$14.6

(a)
All joint venture amounts included at pro rata.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Capital Expenditures

	For the Nine Months Ended 9/30/14	For the Nine Months Ended 9/30/13	Year Ended 12/31/13	Year Ended 12/31/12
	dollars in millions
Consolidated Centers
Acquisitions of property and equipment	$63.5	$545.1	$591.6	$1,313.1
Development, redevelopment, expansions and renovations of Centers	127.6	140.3	164.4	158.5
Tenant allowances	12.8	17.9	20.9	18.1
Deferred leasing charges	18.1	18.8	23.9	23.5

Total	$222.0	$722.1	$800.8	$1,513.2

Unconsolidated Joint Venture Centers(a)
Acquisitions of property and equipment	$109.0	$3.5	$8.2	$5.1
Development, redevelopment, expansions and renovations of Centers	161.7	75.2	118.8	79.6
Tenant allowances	3.3	7.0	8.1	6.4
Deferred leasing charges	2.4	2.9	3.3	4.2

Total	$276.4	$88.6	$138.4	$95.3

(a)
All joint venture amounts at pro rata.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Regional Shopping Center Portfolio

Sales Per Square Foot(a)

	Consolidated Centers	Unconsolidated Joint Venture Centers	Total Centers
09/30/2014	$500	$728	$571
09/30/2013	$482	$688	$549
12/31/2013	$488	$717	$562
12/31/2012	$463	$629	$517
12/31/2011	$417	$597	$489
12/31/2010	$392	$468	$433

(a)
Sales are based on reports by retailers leasing mall and freestanding stores for the trailing 12 months for tenants which have occupied such stores for a minimum of 12 months. Sales per square foot are based on tenants 10,000 square feet and under for regional shopping centers. Sales per square foot exclude Centers under development and redevelopment.

Sales Per Square Foot

The Macerich Company
Sales Per Square Foot by Property Ranking (Unaudited)

		Sales Per Square Foot			Occupancy		Same Center NOI Growth(c)				Cost of Occupancy for the Trailing 12 Months Ended 09/30/2014 (d)
												% of Portfolio 2014 Forecast Pro Rata NOI (e)
Count	Properties	09/30/2014 (a)	12/31/2013 (a)	09/30/2013 (a)	09/30/2014 (b)	09/30/2013 (b)	Nine Months Ended 09/30/14	2013	2012	2011

	Group 1: Top 10
1	Washington Square	$1,044	$1,090	$1,053	93.0%	92.5%
2	Queens Center	$1,089	$1,038	$1,040	94.9%	94.9%
3	Biltmore Fashion Park	$881	$927	$916	98.4%	89.8%
4	North Bridge, The Shops at	$922	$906	$915	98.9%	91.5%
5	Corte Madera, Village at	$955	$902	$884	98.1%	98.3%
6	Tysons Corner Center	$824	$824	$829	98.4%	98.0%
7	Santa Monica Place	$731	$734	$716	89.6%	91.2%
8	Broadway Plaza(f)	n/a	$726	$695	n/a	92.8%
9	Tucson La Encantada	$738	$694	$689	93.6%	92.1%
10	Scottsdale Fashion Square	$729	$694	$664	94.6%	92.5%

	Total Top 10:	$871	$855	$840	95.9%	94.1%					13.8%	22.8%

	Group 2: Top 11-20
11	Kings Plaza Shopping Center	$678	$675	$683	90.3%	95.9%
12	Los Cerritos Center	$693	$674	$671	99.8%	95.3%
13	Arrowhead Towne Center	$672	$649	$646	91.9%	95.8%
14	Kierland Commons	$668	$637	$635	96.3%	97.1%
15	Danbury Fair Mall	$643	$636	$636	97.9%	95.8%
16	Fashion Outlets of Chicago(g)	$625	n/a	n/a	94.5%	n/a
17	Freehold Raceway Mall	$593	$619	$614	98.8%	98.3%
18	Twenty Ninth Street	$593	$613	$615	99.7%	95.0%
19	Fresno Fashion Fair	$594	$609	$617	98.1%	96.5%
20	Vintage Faire Mall	$621	$594	$593	96.6%	99.3%

	Total Top 11-20:	$635	$632	$632	96.7%	96.6%					12.8%	27.0%

The Macerich Company
Sales Per Square Foot by Property Ranking (Unaudited)

		Sales Per Square Foot			Occupancy		Same Center NOI Growth(c)				Cost of Occupancy for the Trailing 12 Months Ended 09/30/2014 (d)
												% of Portfolio 2014 Forecast Pro Rata NOI (e)
Count	Properties	09/30/2014 (a)	12/31/2013 (a)	09/30/2013 (a)	09/30/2014 (b)	09/30/2013 (b)	Nine Months Ended 09/30/14	2013	2012	2011
	Group 3: Top 21-30
21	Chandler Fashion Center	$602	$567	$561	93.7%	96.4%
22	Green Acres Mall	$571	$541	$540	92.1%	92.6%
23	Fashion Outlets of Niagara Falls USA(f)	n/a	$532	$560	n/a	94.6%
24	West Acres	$516	$527	$530	99.8%	99.5%
25	FlatIron Crossing	$531	$525	$529	93.7%	95.6%
26	Stonewood Center	$558	$522	$519	99.5%	95.2%
27	Victor Valley, Mall of	$485	$509	$496	97.9%	95.4%
28	Deptford Mall	$520	$505	$505	98.0%	97.3%
29	Oaks, The	$506	$502	$506	98.0%	97.5%
30	SanTan Village Regional Center	$496	$495	$493	98.4%	96.6%

	Total Top 21-30:	$534	$524	$527	96.1%	95.7%					13.3%	22.4%

	Group 4: Top 31-40
31	Valley River Center	$468	$478	$488	98.3%	97.4%
32	South Plains Mall	$448	$468	$471	94.8%	86.5%
33	Lakewood Center	$429	$430	$423	98.0%	96.7%
34	Inland Center	$402	$417	$412	98.6%	97.8%
35	Pacific View	$397	$405	$411	95.6%	98.2%
36	Northgate Mall	$392	$396	$397	97.9%	97.9%
37	La Cumbre Plaza	$417	$396	$397	86.6%	86.4%
38	Eastland Mall	$373	$395	$405	94.8%	95.4%
39	South Towne Center	$344	$352	$364	97.1%	87.8%
40	Westside Pavilion	$334	$348	$351	94.3%	94.5%

	Total Top 31-40:	$402	$410	$414	96.2%	94.0%					14.8%	15.5%

	Total Top 40:	$610	$607	$606	96.2%	95.2%	4.1%	4.6%	3.8%	4.1%	13.5%	87.7%

The Macerich Company
Sales Per Square Foot by Property Ranking (Unaudited)

		Sales Per Square Foot			Occupancy		Same Center NOI Growth(c)				Cost of Occupancy for the Trailing 12 Months Ended 09/30/2014 (d)
												% of Portfolio 2014 Forecast Pro Rata NOI (e)
Count	Properties	09/30/2014 (a)	12/31/2013 (a)	09/30/2013 (a)	09/30/2014 (b)	09/30/2013 (b)	Nine Months Ended 09/30/14	2013	2012	2011

	Group 5: 41-52
41	Superstition Springs Center	$336	$345	$346	94.9%	96.9%
42	Towne Mall	$321	$331	$331	92.0%	86.4%
43	Capitola Mall	$328	$326	$326	90.3%	85.4%
44	NorthPark Mall	$306	$313	$308	91.1%	89.4%
45	Flagstaff Mall	$338	$310	$309	73.3%	78.2%
46	Cascade Mall	$307	$298	$303	92.0%	91.5%
47	Wilton Mall	$280	$296	$300	92.6%	91.2%
48	Valley Mall	$278	$286	$283	93.1%	93.5%
49	Desert Sky Mall	$271	$270	$268	96.4%	91.9%
50	Great Northern Mall	$229	$247	$253	92.5%	95.5%
51	SouthPark Mall(f)	n/a	$228	$239	n/a	77.0%
52	Paradise Valley Mall(f)	n/a	n/a	n/a	n/a	n/a

	Total 41-52:	$299	$295	$297	92.0%	89.7%	(3.4)%	1.2%	(2.3)%	1.0%	12.9%	8.9%

	Subtotal—Regional Shopping Centers(h)	$571	$565	$563	95.6%	94.3%	3.7%	4.3%	3.1%	3.7%	13.5%	96.6%
	Other Properties:
	The Gallery(f)(i)	n/a	n/a	n/a	n/a	n/a
	Community / Power Centers
	Other Non-mall Assets
	Subtotal—Other Properties											3.4%

	TOTAL										13.3%	100.0%

The Macerich Company
Sales Per Square Foot by Property Ranking (unaudited)

			Same Center NOI Growth(c)
		Sales Per Square Foot 12/31/2012 (a)				% of Portfolio 2012 Pro Rata NOI (j)
					Occupancy 12/31/2012 (b)
Count	Properties		2012	2011

	2013 Disposition Centers
1	Chesterfield Towne Center	$361			91.9%
2	Fiesta Mall	$235			86.1%
3	Green Tree Mall	$400			91.2%
4	Kitsap Mall	$383			92.4%
5	Northridge Mall	$342			97.2%
6	Redmond Town Center	$361			89.2%
7	Redmond Town Center-Office	n/a			99.1%
8	Ridgmar Mall	$332			84.6%
9	Rimrock Mall	$424			92.0%
10	Salisbury, Centre at	$311			96.3%

10	Total 2013 Disposition Centers:	$348			92.1%

	2014 Disposition Centers
1	Lake Square Mall	$232			86.4%
2	Rotterdam Square	$232			86.1%
3	Somersville Towne Center	$287			84.7%

3	Total 2014 Disposition Centers:	$244			85.9%

13	TOTAL DISPOSITION CENTERS	$333	(0.1)%	(5.9)%	91.2%	9.8%

 The Macerich Company

Notes to Sales Per Square Foot by Property Ranking (unaudited)

Footnotes
(a)	Sales are based on reports by retailers leasing mall and freestanding stores for the trailing 12 months for tenants which have occupied such stores for a minimum of 12 months. Sales per square foot are based on tenants 10,000 square feet and under. Properties are ranked by Sales per square foot as of December 31, 2013.
(b)	Occupancy is the percentage of mall and freestanding GLA leased as of the last day of the reporting period. Occupancy excludes Centers under development and redevelopment.
(c)	The Company presents same center Net Operating Income ("NOI") because the Company believes it is useful for investors to evaluate the operating performance of comparable centers. Same center NOI is calculated using total EBITDA and subtracting out EBITDA from non-comparable centers and eliminating the management companies and the Company's general and administrative expenses. Same center NOI excludes the impact of straight-line and above/below market adjustments to minimum rents.
EBITDA represents earnings before interest, income taxes, depreciation, amortization, noncontrolling interests, extraordinary items, gain (loss) on remeasurement, sale or write down of assets and preferred dividends and includes joint ventures at their pro rata share. Management considers EBITDA to be an appropriate supplemental measure to net income because it helps investors understand the ability of the Company to incur and service debt and make capital expenditures. The Company believes that EBITDA should not be construed as an alternative to operating income as an indicator of the Company's operating performance, or to cash flows from operating activities (as determined in accordance with GAAP) or as a measure of liquidity. The Company also cautions that EBITDA, as presented, may not be comparable to similarly titled measurements reported by other companies.
(d)	Cost of Occupancy represents "Tenant Occupancy Costs" divided by "Tenant Sales". Tenant Occupancy Costs in this calculation are the amounts paid to the Company, including minimum rents, percentage rents and recoverable expenditures, which consist primarily of property operating expenses, real estate taxes and repair and maintenance expenditures.
(e)	The percentage of Portfolio 2014 Forecast Pro Rata NOI is based on guidance provided on October 28, 2014. NOI excludes straight-line rent and above/below market adjustments to minimum rents. It does not reflect REIT expenses and net Management Company expenses. See the Company's forward-looking statements disclosure on page 1 for factors that may affect the information provided in this column.
(f)	These assets are under redevelopment including demolition and reconfiguration of the Centers and tenant spaces, accordingly the Sales per square foot and Occupancy during the periods of redevelopment are not included.
(g)	Fashion Outlets of Chicago opened August 1, 2013.
(h)	Properties sold prior to September 30, 2014 are excluded in prior years above.
(i)	On July 30, 2014, the Company formed a joint venture to redevelop The Gallery, a 1,405,000 square foot regional shopping center in Philadelphia, Pennsylvania.
(j)	The percentage of Portfolio 2012 Pro Rata NOI excludes the following items: straight-line rent, above/below market adjustments to minimum rents and termination fee income. It does not reflect REIT expenses and net Management Company expenses.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Occupancy(a)

Regional Shopping Centers: Period Ended	Consolidated Centers	Unconsolidated Joint Venture Centers	Total Centers
09/30/2014	94.9%	97.4%	95.6%
09/30/2013	93.0%	95.4%	93.7%
12/31/2013(b)	93.9%	96.2%	94.6%
12/31/2012	93.4%	94.5%	93.8%

(a)
Occupancy is the percentage of mall and freestanding GLA leased as of the last day of the reporting period. Occupancy excludes Centers under development and redevelopment.

(b)
Rotterdam Square, sold January 15, 2014, is excluded at December 31, 2013.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Average Base Rent Per Square Foot(a)

	Average Base Rent PSF(b)	Average Base Rent PSF on Leases Executed during the trailing twelve months ended(c)	Average Base Rent PSF on Leases Expiring(d)
Consolidated Centers
09/30/2014	$45.50	$46.58	$39.94
09/30/2013	$43.53	$44.10	$39.73
12/31/2013	$44.51	$45.06	$40.00
12/31/2012	$40.98	$44.01	$38.00
Unconsolidated Joint Venture Centers
09/30/2014	$64.42	$76.40	$61.63
09/30/2013	$60.07	$59.14	$47.93
12/31/2013	$62.47	$63.44	$48.43
12/31/2012	$55.64	$55.72	$48.74
All Regional Shopping Centers
09/30/2014	$49.27	$52.79	$43.80
09/30/2013	$47.09	$47.53	$41.60
12/31/2013	$48.16	$49.09	$41.88
12/31/2012	$44.29	$46.78	$40.54

(a)
Average base rent per square foot is based on spaces 10,000 square feet and under. All joint venture amounts are included at pro rata. Centers under development and redevelopment are excluded.

(b)
Average base rent per square foot gives effect to the terms of each lease in effect, as of the applicable date, including any concessions, abatements and other adjustments or allowances that have been granted to the tenants. Rotterdam Square, sold January 15, 2014, is excluded at December 31, 2013.

(c)
The average base rent per square foot on leases executed during the period represents the actual rent to be paid during the first twelve months.

(d)
The average base rent per square foot on leases expiring during the period represents the final year minimum rent on a cash basis.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Cost of Occupancy

		For Years Ended December 31,
	For the trailing twelve months ended September 30, 2014
		2013(a)	2012
Consolidated Centers
Minimum rents	8.4%	8.4%	8.1%
Percentage rents	0.4%	0.4%	0.4%
Expense recoveries(b)	4.4%	4.5%	4.2%

Total	13.2%	13.3%	12.7%

		For Years Ended December 31,
	For the trailing twelve months ended September 30, 2014
		2013(a)	2012
Unconsolidated Joint Venture Centers
Minimum rents	9.0%	8.8%	8.9%
Percentage rents	0.4%	0.4%	0.4%
Expense recoveries(b)	4.2%	4.0%	3.9%

Total	13.6%	13.2%	13.2%

		For Years Ended December 31,
	For the trailing twelve months ended September 30, 2014
		2013(a)	2012
All Centers
Minimum rents	8.6%	8.6%	8.4%
Percentage rents	0.4%	0.4%	0.4%
Expense recoveries(b)	4.3%	4.3%	4.0%

Total	13.3%	13.3%	12.8%

(a)
Rotterdam Square, sold January 15, 2014, is excluded for the year ended December 31, 2013.

(b)
Represents real estate tax and common area maintenance charges.

 The Macerich Company

Percentage of Net Operating Income by State

State	% of Portfolio 2014 Forecast Pro Rata NOI(a)
California	28.0%
Arizona	18.9%
New York	15.6%
New Jersey & Connecticut	9.1%
Illinois, Indiana & Iowa	7.8%
Pennsylvania & Virginia	6.2%
Colorado	5.5%
Oregon & Washington	4.1%
Other(b)	4.8%

Total	100.0%

(a)
The percentage of Portfolio 2014 Forecast Pro Rata NOI is based on guidance provided on October 28, 2014. NOI excludes straight-line rent and above/below market adjustments to minimum rents. NOI also does not reflect REIT expenses and net Management Company expenses. See the Company's forward-looking statements disclosure on page 1 for factors that may affect the information provided in this column.

(b)
"Other" includes Kentucky, North Dakota, Texas and Utah.

The Macerich Company

Property Listing

September 30, 2014

The following table sets forth certain information regarding the Centers and other locations that are wholly owned or partly owned by the Company.

Count	Company's Ownership(a)	Name of Center/Location	Year of Original Construction/ Acquisition	Year of Most Recent Expansion/ Renovation	Total GLA(b)
	CONSOLIDATED CENTERS:
1	100%	Arrowhead Towne Center Glendale, Arizona	1993/2002	2004	1,198,000
2	100%	Capitola Mall(c) Capitola, California	1977/1995	1988	586,000
3	100%	Cascade Mall Burlington, Washington	1989/1999	1998	593,000
4	50.1%	Chandler Fashion Center Chandler, Arizona	2001/2002	—	1,320,000
5	100%	Danbury Fair Mall Danbury, Connecticut	1986/2005	2010	1,271,000
6	100%	Deptford Mall Deptford, New Jersey	1975/2006	1990	1,040,000
7	100%	Desert Sky Mall Phoenix, Arizona	1981/2002	2007	892,000
8	100%	Eastland Mall(c) Evansville, Indiana	1978/1998	1996	1,044,000
9	60%	Fashion Outlets of Chicago Rosemont, Illinois	2013/—	—	529,000
10	100%	Flagstaff Mall Flagstaff, Arizona	1979/2002	2007	347,000
11	100%	FlatIron Crossing Broomfield, Colorado	2000/2002	2009	1,435,000
12	50.1%	Freehold Raceway Mall Freehold, New Jersey	1990/2005	2007	1,670,000
13	100%	Fresno Fashion Fair Fresno, California	1970/1996	2006	964,000
14	100%	Great Northern Mall Clay, New York	1988/2005	—	895,000
15	100%	Green Acres Mall(c) Valley Stream, New York	1956/2013	2007	1,791,000
16	100%	Kings Plaza Shopping Center(c) Brooklyn, New York	1971/2012	2002	1,193,000
17	100%	La Cumbre Plaza(c) Santa Barbara, California	1967/2004	1989	491,000
18	100%	Northgate Mall San Rafael, California	1964/1986	2010	749,000
19	100%	NorthPark Mall Davenport, Iowa	1973/1998	2001	1,050,000
20	100%	Oaks, The Thousand Oaks, California	1978/2002	2009	1,138,000
21	100%	Pacific View Ventura, California	1965/1996	2001	1,021,000
22	100%	Santa Monica Place Santa Monica, California	1980/1999	2010	475,000
23	84.9%	SanTan Village Regional Center Gilbert, Arizona	2007/—	2009	1,012,000
24	100%	South Plains Mall Lubbock, Texas	1972/1998	1995	1,127,000

The Macerich Company

Property Listing

September 30, 2014

Count	Company's Ownership(a)	Name of Center/Location	Year of Original Construction/ Acquisition	Year of Most Recent Expansion/ Renovation	Total GLA(b)
25	100%	South Towne Center Sandy, Utah	1987/1997	1997	1,278,000
26	100%	Superstition Springs Center Mesa, Arizona	1990/2002	2002	1,082,000
27	100%	Towne Mall Elizabethtown, Kentucky	1985/2005	1989	350,000
28	100%	Tucson La Encantada Tucson, Arizona	2002/2002	2005	242,000
29	100%	Twenty Ninth Street(c) Boulder, Colorado	1963/1979	2007	847,000
30	100%	Valley Mall Harrisonburg, Virginia	1978/1998	1992	507,000
31	100%	Valley River Center Eugene, Oregon	1969/2006	2007	922,000
32	100%	Victor Valley, Mall of Victorville, California	1986/2004	2012	577,000
33	100%	Vintage Faire Mall Modesto, California	1977/1996	2008	1,129,000
34	100%	Westside Pavilion Los Angeles, California	1985/1998	2007	755,000
35	100%	Wilton Mall Saratoga Springs, New York	1990/2005	1998	732,000

		Total Consolidated Centers			32,252,000

UNCONSOLIDATED JOINT VENTURE CENTERS:
36	50%	Biltmore Fashion Park Phoenix, Arizona	1963/2003	2006	516,000
37	50.1%	Corte Madera, Village at Corte Madera, California	1985/1998	2005	460,000
38	50%	Inland Center(c) San Bernardino, California	1966/2004	2004	933,000
39	50%	Kierland Commons Scottsdale, Arizona	1999/2005	2003	434,000
40	51%	Lakewood Center Lakewood, California	1953/1975	2008	2,066,000
41	51%	Los Cerritos Center Cerritos, California	1971/1999	2010	1,112,000
42	50%	North Bridge, The Shops at(c) Chicago, Illinois	1998/2008	—	660,000
43	51%	Queens Center(c) Queens, New York	1973/1995	2004	968,000
44	50%	Scottsdale Fashion Square Scottsdale, Arizona	1961/2002	2009	1,724,000
45	51%	Stonewood Center(c) Downey, California	1953/1997	1991	932,000
46	50%	Tysons Corner Center Tysons Corner, Virginia	1968/2005	2005	1,956,000
47	51%	Washington Square Portland, Oregon	1974/1999	2005	1,439,000
48	19%	West Acres Fargo, North Dakota	1972/1986	2001	971,000

		Total Unconsolidated Joint Venture Centers			14,171,000

The Macerich Company

Property Listing

September 30, 2014

Count	Company's Ownership(a)	Name of Center/Location	Year of Original Construction/ Acquisition	Year of Most Recent Expansion/ Renovation	Total GLA(b)
REGIONAL SHOPPING CENTERS UNDER REDEVELOPMENT:
49	50%	Broadway Plaza(c)(d) Walnut Creek, California	1951/1985	1994	776,000
50	100%	Fashion Outlets of Niagara Falls USA(e) Niagara Falls, New York	1982/2011	2009	517,000
51	100%	Paradise Valley Mall(e) Phoenix, Arizona	1979/2002	2009	1,150,000
52	100%	SouthPark Mall(e) Moline, Illinois	1974/1998	1990	809,000
53	50%	The Gallery(c)(d) Philadelphia, Pennsylvania	1977/2014	—	1,405,000

		Total Regional Shopping Centers			51,080,000

COMMUNITY / POWER CENTERS:
1	50%	Atlas Park, The Shops at(d) Queens, New York	2006/2011	2013	327,000
2	50%	Boulevard Shops(d) Chandler, Arizona	2001/2002	2004	185,000
3	67.5%	Camelback Colonnade(e) Phoenix, Arizona	1961/2002	1994	619,000
4	39.7%	Estrella Falls, The Market at(d) Goodyear, Arizona	2009/—	2009	242,000
5	100%	Panorama Mall(e) Panorama, California	1955/1979	2005	312,000
6	89.4%	Promenade at Casa Grande(e) Casa Grande, Arizona	2007/—	2009	909,000
7	100%	Southridge Center(e) Des Moines, Iowa	1975/1998	2013	823,000
8	100%	Superstition Springs Power Center(e) Mesa, Arizona	1990/2002	—	206,000
9	100%	The Marketplace at Flagstaff Mall(c)(e) Flagstaff, Arizona	2007/—	—	268,000

		Total Community / Power Centers			3,891,000

OTHER ASSETS:
	100%	Various(e)(f)			650,000
	100%	500 North Michigan Avenue(e) Chicago, Illinois			325,000
	50%	Atlas Park, The Shops at-Office(d) Queens, New York			49,000
	100%	Paradise Village Ground Leases(e) Phoenix, Arizona			58,000
	100%	Paradise Village Office Park II(e) Phoenix, Arizona			46,000
	50%	Scottsdale Fashion Square-Office(d) Scottsdale, Arizona			123,000
	50%	Tysons Corner Center-Office(d) Tysons Corner, Virginia			173,000
	50%	Tysons Tower(d) Tysons Corner, Virginia			527,000

		Total Other Assets			1,951,000

		Grand Total at September 30, 2014			56,922,000

The Macerich Company

Property Listing

September 30, 2014

(a)
The Company's ownership interest in this table reflects its legal ownership interest. See footnotes (a) and (b) on page 26 regarding the legal versus economic ownership of joint venture entities.

(b)
Includes GLA attributable to anchors (whether owned or non-owned) and mall and freestanding stores as of September 30, 2014.

(c)
Portions of the land on which the Center is situated are subject to one or more long-term ground leases. With respect to 49 Centers, the underlying land controlled by the Company is owned in fee entirely by the Company, or, in the case of jointly-owned Centers, by the joint venture property partnership or limited liability company.

(d)
Included in Unconsolidated Joint Venture Centers.

(e)
Included in Consolidated Centers.

(f)
The Company owns a portfolio of 11 stores located at shopping centers not owned by the Company. Of these 11 stores, two have been leased to Forever 21, one has been leased to Kohl's, and eight have been leased for non-Anchor usage. With respect to eight of the 11 stores, the underlying land is owned in fee entirely by the Company. With respect to the remaining three stores, the underlying land is owned by third parties and leased to the Company pursuant to long-term building or ground leases.

 Joint Venture List

        The following table sets forth certain information regarding the Centers and other operating properties that are not wholly-owned by the Company. This list of properties includes unconsolidated joint ventures, consolidated joint ventures, and co-venture arrangements. The percentages shown are the effective legal ownership and economic ownership interests of the Company as of September 30, 2014.

Properties	9/30/2014 Legal Ownership(a)	9/30/2014 Economic Ownership(b)	Joint Venture	9/30/2014 Total GLA(c)
Atlas Park, The Shops at	50%	50%	WMAP, L.L.C.	327,000
Atlas Park, The Shops at-Office	50%	50%	WMAP, L.L.C.	49,000
Biltmore Fashion Park	50%	50%	Biltmore Shopping Center Partners LLC	516,000
Boulevard Shops	50%	50%	Propcor II Associates, LLC	185,000
Broadway Plaza	50%	50%	Macerich Northwestern Associates	776,000
Camelback Colonnade(d)	67.5%	67.5%	Camelback Colonnade Associates LLC	619,000
Chandler Fashion Center(e)	50.1%	50.1%	Freehold Chandler Holdings LP	1,320,000
Corte Madera, Village at	50.1%	50.1%	Corte Madera Village, LLC	460,000
Estrella Falls, The Market at(f)	39.7%	39.7%	The Market at Estrella Falls LLC	242,000
Fashion Outlets of Chicago(g)	60%	60%	Fashion Outlets of Chicago LLC	529,000
Freehold Raceway Mall(e)	50.1%	50.1%	Freehold Chandler Holdings LP	1,670,000
Inland Center	50%	50%	WM Inland LP	933,000
Kierland Commons	50%	50%	Kierland Commons Investment LLC	434,000
Lakewood Center	51%	51%	Pacific Premier Retail LP	2,066,000
Los Cerritos Center	51%	51%	Pacific Premier Retail LP	1,112,000
North Bridge, The Shops at	50%	50%	North Bridge Chicago LLC	660,000
Promenade at Casa Grande(h)	89.4%	89.4%	WP Casa Grande Retail LLC	909,000
Queens Center	51%	51%	Queens JV LP	968,000
SanTan Village Regional Center	84.9%	84.9%	Westcor SanTan Village LLC	1,012,000
Scottsdale Fashion Square	50%	50%	Scottsdale Fashion Square Partnership	1,724,000
Scottsdale Fashion Square-Office	50%	50%	Scottsdale Fashion Square Partnership	123,000
Stonewood Center	51%	51%	Pacific Premier Retail LP	932,000
The Gallery (I, II, 907 Market)	50%	50%	PM Gallery LP	1,093,000
The Gallery (801 Market)	50%	50%	801 Market Venture LP	312,000
Tysons Corner Center	50%	50%	Tysons Corner LLC	1,956,000
Tysons Corner Center-Office	50%	50%	Tysons Corner Property LLC	173,000
Tysons Tower	50%	50%	Tysons Corner Property LLC	527,000
Washington Square	51%	51%	Pacific Premier Retail LP	1,439,000
West Acres	19%	19%	West Acres Development, LLP	971,000

(a)
This column reflects the Company's legal ownership in the listed properties as of September 30, 2014.
Legal ownership may, at times, not equal the Company's economic interest in the listed properties because of various provisions in certain joint venture agreements regarding distributions of cash flow based on capital account balances, allocations of profits and losses and payments of preferred returns. As a result, the Company's actual economic interest (as distinct from its legal ownership interest) in certain of the properties could fluctuate from time to time and may not wholly align with its legal ownership interests. Substantially all of the Company's joint venture agreements contain rights of first refusal, buy-sell provisions, exit rights, default dilution remedies and/or other break up provisions or remedies which are customary in real estate joint venture agreements and which may, positively or negatively, affect the ultimate realization of cash flow and/or capital or liquidation proceeds.

(b)
Economic ownership represents the allocation of cash flow to the Company as of September 30, 2014, except as noted below. In cases where the Company receives a current cash distribution greater than its legal ownership percentage due to a capital account greater than its legal ownership percentage, only the legal ownership percentage is shown in this column. The Company's economic ownership of these properties may fluctuate based on a number of factors, including mortgage refinancings, partnership capital contributions and distributions, and proceeds and gains or losses from asset sales, and the matters set forth in the preceding paragraph.

(c)
Includes GLA attributable to anchors (whether owned or non-owned) and mall and freestanding stores as of September 30, 2014.

(d)
Cash flow from operations is distributed 67.5% to the Company and 32.5% to the third-party members. Distributions from capital event proceeds are also made at these percentages such that the members receive a defined return of and return on agreed capital. Thereafter any excess capital event proceeds are distributed 52.5% to the Company and 47.5% to the third-party members.

(e)
The joint venture entity was formed in September 2009. Upon liquidation of the partnership, distributions are made in the following order: to the third-party partner until it receives a 13% internal rate of return on its aggregate unreturned capital contributions; to the Company until it receives a 13% internal rate of return on its aggregate unreturned capital contributions; and, thereafter, 35% to the third-party partner and 65% to the Company.

(f)
Columns 1 and 2 reflect the Company's indirect ownership interest in the property owner. The Company and a third-party partner are each members of a joint venture (the "MW Joint Venture") which, in turn, is a member in the joint venture that owns the property. Cash flow distributions for the MW Joint Venture are made in accordance with the members' relative capital accounts until the members have received distributions equal to their capital accounts, and thereafter in accordance with the members' relative legal ownership percentages. In addition, the Company has executed a joint and several guaranty of the mortgage for the property with its third-party partner. The Company may incur liabilities under such guaranty greater than its legal ownership percentage.

(g)
After the third anniversary of substantial completion of the development, the Company in its sole discretion may elect to purchase the interest of the other member based on a net operating income formula using a 6.5% capitalization rate, less any unpaid debt on the property. In addition, the Company has executed a guaranty of the mortgage for the property. The Company may incur liabilities under such guaranty greater than its legal ownership percentage.

(h)
Columns 1 and 2 reflect the Company's total direct and indirect ownership interest in the property owner. The Company and a third-party partner are each members of a joint venture (the "MW Joint Venture") which, in turn, is a member in the joint venture that owns the property. Cash flow distributions for the MW Joint Venture are made in accordance with the members' relative capital accounts until the members have received distributions equal to their capital accounts, and thereafter in accordance with the members' relative legal ownership percentages.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Debt Summary (at Company's pro rata share)

	As of September 30, 2014
	Fixed Rate	Floating Rate	Total
	dollars in thousands
Consolidated debt	$3,889,682	$737,568	$4,627,250
Unconsolidated debt	1,587,146	115,615	1,702,761

Total debt	$5,476,828	$853,183	$6,330,011
Weighted average interest rate	4.33%	2.18%	4.04%
Weighted average maturity (years)			5.25

 The Macerich Company

Supplemental Financial and Operating Information (Unaudited)

Outstanding Debt by Maturity Date

	As of September 30, 2014
Center/Entity (dollars in thousands)	Maturity Date	Effective Interest Rate(a)	Fixed	Floating	Total Debt Balance(a)
I. Consolidated Assets:
Great Northern Mall	01/01/15	6.54%	$34,747	$—	$34,747
South Plains Mall	04/11/15	4.78%	71,725	—	71,725
Fresno Fashion Fair	08/01/15	6.76%	156,854	—	156,854
Camelback Colonnade(b)	10/12/15	2.16%	32,557	—	32,557
Flagstaff Mall	11/01/15	5.03%	37,000	—	37,000
Vintage Faire Mall	11/05/15	5.81%	98,006	—	98,006
Valley River Center	02/01/16	5.59%	120,000	—	120,000
Prasada(c)	03/29/16	5.25%	5,651	—	5,651
Eastland Mall	06/01/16	5.79%	168,000	—	168,000
Valley Mall	06/01/16	5.85%	41,571	—	41,571
Deptford Mall	06/01/16	6.46%	14,354	—	14,354
Freehold Raceway Mall(d)	01/01/18	4.20%	115,358	—	115,358
Santa Monica Place	01/03/18	2.99%	231,638	—	231,638
Arrowhead Towne Center	10/05/18	2.76%	230,552	—	230,552
SanTan Village Regional Center(e)	06/01/19	3.14%	114,197	—	114,197
Chandler Fashion Center(d)	07/01/19	3.77%	100,200	—	100,200
Kings Plaza Shopping Center	12/03/19	3.67%	483,251	—	483,251
Danbury Fair Mall	10/01/20	5.53%	229,987	—	229,987
Fashion Outlets of Niagara Falls USA	10/06/20	4.89%	122,053	—	122,053
FlatIron Crossing	01/05/21	3.90%	263,144	—	263,144
Green Acres Mall	02/03/21	3.61%	315,126	—	315,126
Tucson La Encantada	03/01/22	4.23%	71,848	—	71,848
Pacific View	04/01/22	4.08%	133,869	—	133,869
Oaks, The	06/05/22	4.14%	211,224	—	211,224
Westside Pavilion	10/01/22	4.49%	150,278	—	150,278
Towne Mall	11/01/22	4.48%	22,707	—	22,707
Deptford Mall	04/03/23	3.76%	198,785	—	198,785
Victor Valley, Mall of	09/01/24	4.00%	115,000	—	115,000

Total Fixed Rate Debt for Consolidated Assets		4.25%	$3,889,682	$—	$3,889,682

Superstition Springs Center	10/28/16	1.98%	$—	$68,158	$68,158
Northgate Mall	03/01/17	3.03%	—	64,000	64,000
Fashion Outlets of Chicago(f)(g)	03/05/17	2.95%	—	70,410	70,410
The Macerich Partnership, L.P.—Line of Credit	08/06/18	1.81%	—	410,000	410,000
The Macerich Partnership, L.P.—Term Loan	12/08/18	2.25%	—	125,000	125,000

Total Floating Rate Debt for Consolidated Assets		2.11%	$—	$737,568	$737,568

Total Debt for Consolidated Assets		3.91%	$3,889,682	$737,568	$4,627,250

 The Macerich Company

Supplemental Financial and Operating Information (Unaudited)

Outstanding Debt by Maturity Date

	As of September 30, 2014
Center/Entity (dollars in thousands)	Maturity Date	Effective Interest Rate(a)	Fixed	Floating	Total Debt Balance(a)
II. Unconsolidated Assets (At Company's pro rata share):
Lakewood Center (51%)	06/01/15	5.43%	$127,500	$—	$127,500
Broadway Plaza (50%)	08/15/15	6.12%	68,556	—	68,556
Washington Square (51%)	01/01/16	6.04%	117,251	—	117,251
North Bridge, The Shops at (50%)	06/15/16	7.52%	96,649	—	96,649
West Acres (19%)	10/01/16	6.41%	11,079	—	11,079
Corte Madera, The Village at (50.1%)	11/01/16	7.27%	37,897	—	37,897
Stonewood Center (51%)	11/01/17	4.67%	53,062	—	53,062
Los Cerritos Center (51%)	07/01/18	4.50%	96,644	—	96,644
Scottsdale Fashion Square (50%)	04/03/23	3.02%	254,863	—	254,863
Tysons Corner Center (50%)	01/01/24	4.13%	417,645	—	417,645
Queens Center (51%)	01/01/25	3.65%	306,000	—	306,000

Total Fixed Rate Debt for Unconsolidated Assets		4.53%	$1,587,146	$—	$1,587,146

Estrella Falls, The Market at (39.71%)	06/01/15	3.11%	$—	$13,319	$13,319
Inland Center (50%)	04/01/16	3.40%	—	25,000	25,000
Kierland Commons (50%)(g)	01/02/18	2.25%	—	67,293	67,293
Boulevard Shops (50%)(g)	12/16/18	2.04%	—	10,003	10,003

Total Floating Rate Debt for Unconsolidated Assets		2.58%	$—	$115,615	$115,615

Total Debt for Unconsolidated Assets		4.40%	$1,587,146	$115,615	$1,702,761

Total Debt		4.04%	$5,476,828	$853,183	$6,330,011

Percentage to Total			86.52%	13.48%	100.00%

(a)
The debt balances include the unamortized debt premiums/discounts. Debt premiums/discounts represent the excess of the fair value of debt over the principal value of debt assumed in various acquisitions and are amortized into interest expense over the remaining term of the related debt in a manner that approximates the effective interest method. The annual interest rate in the above table represents the effective interest rate, including the debt premiums/discounts and loan financing costs.
(b)
This property is owned by a consolidated joint venture. The above debt balance represents the Company's pro rata share of 67.5%.
(c)
This property is owned by a consolidated joint venture. The above debt balance represents the Company's pro rata share of 50.0%.
(d)
This property is owned by a consolidated joint venture. The above debt balance represents the Company's pro rata share of 50.1%.
(e)
This property is owned by a consolidated joint venture. The above debt balance represents the Company's pro rata share of 84.9%.
(f)
This property is owned by a consolidated joint venture. The above debt balance represents the Company's pro rata share of 60.0%.
(g)
The maturity date assumes that all such extension options are fully exercised and that the Company and/or its affiliates do not opt to refinance the debt prior to these dates.

The Macerich Company
Supplemental Financial and Operating Information (Unaudited)
Development Pipeline Forecast
(Dollars in millions)
as of September 30, 2014

In-Process Developments and Redevelopments:

Property	Project Type	Total Cost(a)(b) at 100%	Ownership %	Total Cost(a)(b) Pro Rata	Pro Rata Capitalized Costs(b) 9/30/2014	Expected Delivery(a)	Stabilized Yield(a)(b)(c)

Broadway Plaza Walnut Creek, CA	Expansion of existing open air center adding 235,000 sf (net) of new shop space to existing 776,000 sf center which is currently anchored by Nordstrom, Neiman Marcus and Macy's. New space created by construction of a more efficient parking structure and the consolidation of stand-alone Macy's Men's Store into a single larger Macy's box. Phase I encompasses demolition of 80,000 sf of existing retail space and construction of 240,000 sf of new retail space for a net increase of 160,000 sf. Phase 2 involves demolition of the existing Macy's Men's building and construction of 75,000 sf of new retail space for a total increase of 235,000 sf of small stores.	* Phase 1 : $240 * Phase 2 : $30	50%	* Phase 1 : $120 * Phase 2 : $15	* Phase 1 : $32 * Phase 2 : $0	* 25% 4Q15 * 50% 2Q16 * 25% 2Q17	9%

		Total: $270		Total: $135	Total: $32
Fashion Outlets of Niagara Falls USA Niagara Falls, NY	Expansion of existing outlet center—Adding 175,000 square feet of new space to existing 517,000 square foot center. Complete remodel and partial remerchandising of existing center	$84	100%	$84	$68	4Q14	10%
Los Cerritos Center Cerritos, CA	200,000 square foot redevelopment, including a Dick's Sporting Goods and a Harkins Theatre	$45	51%	$23	$1	4Q15	8%

The Macerich Company
Supplemental Financial and Operating Information (Unaudited)
Development Pipeline Forecast
(Dollars in millions)
as of September 30, 2014

In-Process Developments and Redevelopments: (continued)

Property	Project Type	Total Cost(a)(b) at 100%	Ownership %	Total Cost(a)(b) Pro Rata	Pro Rata Capitalized Costs(b) 9/30/2014	Expected Delivery(a)	Stabilized Yield(a)(b)(c)

Santa Monica Place Santa Monica, CA	Movie theater addition—Adding a 48,000 square foot state-of-art, 12-screen ArcLight Cinemas to the third level/Dining Deck	$30	100%	$30	$5	4Q15	8%
Scottsdale Fashion Square Scottsdale, AZ	135,000 square foot expansion to existing 1.8 million square foot center, including a Dick's Sporting Goods and a Harkins Theatre	$30	50%	$15	$2	3Q15	10%
Tysons Corner Center McLean, VA	Mixed-use expansion/densification—Constructing office (527,000 square feet), multifamily (430 units) and hotel (300-room Hyatt Regency) components immediately adjacent to Tysons Corner Center, all of which will be served by the expanded METRO line (opened July 2014) and tied together by a 1.5-acre plaza	* Office: $228 * Hotel: $136 * Multifamily: $160	50%	* Office: $114 * Hotel: $68 * Multifamily: $80	* Office: $104 * Hotel: $53 * Multifamily: $65	* Office: 3Q14 * Hotel: 1Q15 * Multifamily: 1Q15	8%

		Total: $524		Total: $262	Total: $222

Total In-Process		$983		$549	$330

The Macerich Company
Supplemental Financial and Operating Information (Unaudited)
Development Pipeline Forecast
(Dollars in millions)
as of September 30, 2014

Shadow Pipeline of Developments and Redevelopments(d):

Property	Project Type	Total Cost(a)(b) at 100%	Ownership %	Total Cost(a)(b) Pro Rata	Pro Rata Capitalized Costs(b) 9/30/2014	Expected Delivery(a)	Stabilized Yield(a)(b)(c)

500 N. Michigan Ave (contiguous to The Shops at North Bridge) Chicago, IL	25,000 square foot redevelopment/street retail	$15 - $20	100%	$15 - $20	$2	2015 - 2016	10% - 12%
Green Acres Mall Valley Stream, NY	Big box addition of 340,000 square feet	$115 - $120	100%	$115 - $120	$24	3Q16	10%
Kings Plaza Shopping Center Brooklyn, NY	Major remerchandising and redemising	$90 - $100	100%	$90 - $100	$17	2016	8% - 9%
Paradise Valley Mall Phoenix, AZ	Redevelopment (size TBD), including a theater	TBD	100%	TBD	$0	2015 - 2017	TBD
The Gallery	Redevelopment	TBD	50%	TBD	$0	TBD	TBD

Total Shadow Pipeline		$220 - $240		$220 - $240	$43

(a)
Much of this information is estimated and may change from time to time. See the Company's forward-looking statements disclosure on page 1 for factors that may affect the information provided in this table.

(b)
This excludes GAAP allocations of non-cash and indirect costs.

(c)
Stabilized Yield is calculated based on stabilized income after development divided by project direct costs excluding GAAP allocations of non-cash and indirect costs.

(d)
This section includes potential developments or redevelopments that the Company is considering. The scope of these projects may change. Stabilized Yields are expected to be 8% to 12%. There is no certainty that the Company will develop any or all of these potential projects.

 The Macerich Company

Corporate Information

Stock Exchange Listing

New York Stock Exchange
Symbol: MAC

        The following table shows high and low sales prices per share of common stock during each quarter in 2014, 2013 and 2012 and dividends per share of common stock declared and paid by quarter:

	Market Quotation per Share		Dividends
Quarter Ended:	High	Low	Declared and Paid
March 31, 2012	$58.08	$49.67	$0.55
June 30, 2012	$62.83	$54.37	$0.55
September 30, 2012	$61.80	$56.02	$0.55
December 31, 2012	$60.03	$54.32	$0.58
March 31, 2013	$64.47	$57.66	$0.58
June 30, 2013	$72.19	$56.68	$0.58
September 30, 2013	$66.12	$55.19	$0.58
December 31, 2013	$60.76	$55.13	$0.62
March 31, 2014	$62.41	$55.21	$0.62
June 30, 2014	$68.28	$61.66	$0.62
September 30, 2014	$68.81	$62.62	$0.62

Dividend Reinvestment Plan

        Stockholders may automatically reinvest their dividends in additional common stock of the Company through the Direct Investment Program, which also provides for purchase by voluntary cash contributions. For additional information, please contact Computershare Trust Company, N.A. at 800-567-0169.

Corporate Headquarters The Macerich Company 401 Wilshire Boulevard, Suite 700 Santa Monica, California 90401 310-394-6000 www.macerich.com	Transfer Agent Computershare P.O. Box 30170 College Station, TX 77842-3170 800-567-0169 www.computershare.com

Macerich Website

        For an electronic version of our annual report, our SEC filings and documents relating to Corporate Governance, please visit www.macerich.com.

Investor Relations

Jean Wood Vice President, Investor Relations Phone: 424-229-3366 jean.wood@macerich.com	John Perry Senior Vice President, Investor Relations Phone: 424-229-3345 john.perry@macerich.com

QuickLinks

  Exhibit 99.2
The Macerich Company Supplemental Financial and Operating Information Table of Contents
The Macerich Company Supplemental Financial and Operating Information Overview
The Macerich Company Supplemental Financial and Operating Information (unaudited) Capital Information and Market Capitalization
The Macerich Company Supplemental Financial and Operating Information (unaudited) Changes in Total Common and Equivalent Shares/Units
THE MACERICH COMPANY UNAUDITED PRO RATA STATEMENT OF OPERATIONS (Dollars in thousands)
THE MACERICH COMPANY UNAUDITED PRO RATA STATEMENT OF OPERATIONS (Dollars in thousands)
The Macerich Company Notes to Unaudited Pro Rata Statement of Operations
THE MACERICH COMPANY UNAUDITED PRO RATA BALANCE SHEET (All Dollars in thousands)
The Macerich Company 2014 Guidance Range (Unaudited)
The Macerich Company Supplemental Financial and Operating Information (unaudited) Supplemental FFO Information(a)
The Macerich Company Supplemental Financial and Operating Information (unaudited) Capital Expenditures
The Macerich Company Supplemental Financial and Operating Information (unaudited) Regional Shopping Center Portfolio Sales Per Square Foot(a)
Sales Per Square Foot
The Macerich Company Notes to Sales Per Square Foot by Property Ranking (unaudited)
The Macerich Company Supplemental Financial and Operating Information (unaudited) Occupancy(a)
The Macerich Company Supplemental Financial and Operating Information (unaudited) Average Base Rent Per Square Foot(a)
The Macerich Company Supplemental Financial and Operating Information (unaudited) Cost of Occupancy
The Macerich Company Percentage of Net Operating Income by State
The Macerich Company Property Listing September 30, 2014
Joint Venture List
The Macerich Company Supplemental Financial and Operating Information (unaudited) Debt Summary (at Company's pro rata share)
The Macerich Company Supplemental Financial and Operating Information (Unaudited) Outstanding Debt by Maturity Date
The Macerich Company Supplemental Financial and Operating Information (Unaudited) Outstanding Debt by Maturity Date
The Macerich Company Corporate Information